UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-C39
(Central Index Key Number 0002097938)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-05	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On December 8, 2025, Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Wells Fargo Securities, LLC (“WFS”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, CGMI, DBSI, WFS, GS&Co., UBS Securities and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of December 8, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on December 23, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $721,928,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $84,696,115, to Barclays, CGMI, DBSI, WFS, GS&Co., UBS Securities, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of December 8, 2025 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2025-C39, Commercial Mortgage Pass-Through Certificates, Series 2025-C39 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
525 7th Avenue	4.5	N/A
Brandywine Regency Warehouse & Distribution Center	4.6	N/A
Haverford Retail Partners	4.7	N/A

Market Place Center	4.8	4.2
4 Union Square South	4.9	4.2
U-Haul Portfolio	4.10	N/A(1)
Rentar Plaza	4.11	4.3
Honolulu FBI Office	4.12	4.4
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Trimont LLC has been appointed as a primary with respect to two (2) Mortgage Loans, representing approximately 8.4% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2025 and attached hereto as Exhibit 4.13, by and between Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, and Trimont LLC, as master servicer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2025-C39 (the “Issuing Entity”), a common law trust fund to be formed on December 23, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-six commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of December 23, 2025, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of December 23, 2025, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (iii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of December 23, 2025, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (iv) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of December 23, 2025, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (v) Wells Fargo Bank, National Association (“WFBNA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of December 23, 2025, between the Registrant and WFBNA (the “WFBNA Mortgage Loan Purchase Agreement”), (vi) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of December 23, 2025, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (vii) BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of December 23, 2025, among the Registrant, Franklin BSP Realty Trust, Inc. and BSPRT (the “BSPRT Mortgage Loan Purchase Agreement”), (viii) UBS AG New York Branch (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of December 23, 2025, between the Registrant and UBS (the “UBS Mortgage Loan Purchase Agreement”), and (ix) Zions Bancorporation, N.A. (“Zions”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of December 23, 2025, between the Registrant and Zions (the “Zions Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated December 8, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on December 10, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of December 8, 2025.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of December 8, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of December 2, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of November 20, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of November 21, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.8	Agreement Between Note Holders, dated as of August 26, 2025 by and between Wells Fargo Bank, National Association, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder and Note A-5 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of September 23, 2025 by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of December 4, 2025 by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, and Goldman Sachs Bank USA, as Initial Note A-4 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of June 26, 2025, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and UBS AG, as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of July 1, 2025, by and among Argentic Real Estate Finance 2 LLC, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2-A Holder, and Goldman Sachs Bank USA, as Initial Note A-2-B Holder.
Exhibit 4.13	Primary Servicing Agreement, dated as of October 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 8, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between Wells Fargo Bank, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of December 23, 2025, between Zions Bancorporation, N.A., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2025	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Walter Johnston
		Name:	Walter Johnston
		Title:	Authorized Signatory